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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 8, 2001

                             PNI TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)

            GEORGIA                      0-27658             58-1954892
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation or organization)          Number)       Identification Number)

                       850 Center Way, Norcross, GA 30071
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (770) 582-3500
               (Registrant's telephone number including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 3.           BANKRUPTCY OR RECEIVERSHIP

         On June 8, 2001, PNI Technologies, Inc. filed a voluntary petition for reorganization under Title 11 of the United States Code (the "Bankruptcy Code") in Federal District Court in Atlanta, Georgia. The Company continues to manage its property and operate its business as "debtor-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. No trustee or examiner has been appointed to the case.

         For more information regarding the bankruptcy filing by the Company, please see the Company's press release dated June 8, 2001, a copy of which is filed as an exhibit to this Report on Form 8-K.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press release dated June 8, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PNI TECHNOLOGIES, INC.


Date: June 8, 2001                  By: /s/ Kathryn L. Putnam
                                        ----------------------------------------
                                        Kathryn L. Putnam
                                        Senior Vice President and Chief
                                        Financial Officer


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